key
atural Resources (LOGO)

Republic of Turkey
Ministry of Energy and Natural Resources
General Directory of Mining Affairs

(LOGO)
№ 15242
2 Temmuz 2012

Licences /certificates of General and Detailed Exploration are not valid, without General Directorate's visa, for that period.

BEYOĞLU
YIRMİSEKİZİNCİ NOTERLİĞİ
Hüsrev Gerede Cd.No: 126/1 Teşvikiye
Tel: 236 16 09 - 261 34 96 - İST.

SOĞUK DAMGA VARDIR

: ARTVİN
: ŞAVŞAT
:
MBER : 201200579
OUP : IV. GROUP
l : MAY 11, 2012
. : MAY 11, 2019
MBER : 3288436
CTARES : 1962.2 HECTARES
GE : 1 year Pre-Exploration+2 years General Exp.+4 years Detailed Exp.
LDER : Aslanay Mining Trade and Ind. Limited Co.
:
& NUMBER : Mecidiyeköy Tax Office 890521431
: Emirhan Cad. Naki Cendere Ap. N:88/4 Beşiktaş / Istanbul / Turkey

Sections of large map: f48b3,f49a4,f48c2,f49d1

Rank No.	Y	X	Sec. No.	Rank No.	Y	X
1	291000	4573000	1	11	289000	4569000
2	293000	4573000	1	12	290000	4570000
3	293000	4571000	1	13	291000	4570000
4	294000	4570000	1	14	291000	4571000
5	294000	4569450	1	15	290000	4572000
6	293609	4569000				
7	293000	4569000				
8	291000	4567000				
9	291000	4566000				
10	289000	4566220				


Aşağıkoyunlu
Yukarıkoyunlu
Köprülü
Kirazlı
Haraköy
1
2
3
4
5
6
7
8
9
10
12
13
14
15
63
Scale: 1/90000

On behalf of Minister of Energy and Natural Resources
Ahmet ALSAÇ
President of the Department
(signature)

June 18,2012 Mining Technician: Mehmet Yalçın (signature)

June 18,2012 Department Supervisor: M. Bülent Özçelik (signature)

- On this licence: Public institutions and organizations are referring to the raw material, there may be a permissions granted on behalf of and permissions, I made information about the work they can do.

TERCÜME
TRANSLATION

BEYOĞLU 28. NOTERİ

Licence Stage	Valid From	Valid Thru	Approval
General Exploration	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 1. Year	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 2. Year	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 3. Year	……./……/201…	……./……/201…	……./……/201…
Detailed Exploration 4. Year	……./……/201…	……./……/201…	……./……/201…

№ 15242

T.C.
ENERJİ VE
TABİİ KAYNAKLAR
BAKANLIĞI

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI
MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ
IV. Grup ARAMA RUHSATI

Genel Arama ve Detay Arama Dönemleri Genel Müdürlükçe vize edilmemiş ruhsatlar/sertifikalar bu dönemler için geçersizdir.

İLİ : ARTVİN
İLÇESİ : ŞAVŞAT
KÖYÜ :
RUHSAT NUMARASI : 201200579
RUHSAT GRUBU : IV. GRUP
YÜRÜRLÜĞE GİRİŞ TARİHİ : 11.05.2012
RUHSATIN BİTİM TARİHİ : 11.05.2019
ERİŞİM NUMARASI : 3288436
RUHSAT ALANI : 1969.2 Hektar
RUHSAT SAFHASI : Ön Arama Dönemi(1yıl)+Genel Arama Dönemi(2yıl)+Detay Arama Dönemi(4yıl)
RUHSAT SAHİBİ : ASLANAY MAD. SAN. VE TİC. LTD. ŞTİ.
T.C. KİMLİK NO :
VERGİ DAİRE VE NO : Mecidiyeköy V.D. 890521431
ADRES : EMIRHAN CD. NAKI CANDERE APT. NO:88/4 BEŞİKTAŞ / İSTANBUL

PAFTALAR : f48b3,f49a4,f48c2,f49d1

P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X
1	1	291000	4573000	1	11	289000	4569000								
1	2	293000	4573000	1	12	290000	4570000								
1	3	293000	4571000	1	13	291000	4570000								
1	4	294000	4570000	1	14	291000	4571000								
1	5	294000	4569450	1	15	290000	4572000								
1	6	293609	4569000												
1	7	293000	4569000												
1	8	291000	4567000												
1	9	291000	4566000												
1	10	289000	4566220												



Yukarıkoyunlu
Aşağıkoyunlu
N
Köprülü
Kirazlı
Karaköy
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15

Ölçek : 1/90000
Çıktı MapInfo Yazılımı ile üretilmiştir

ENERJİ VE TABİİ KAYNAKLAR
BAKANI a.
Ahmet ALSAÇ
Daire Başkanı

MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ 1963

18/06/ 2012 Mad.Tek : Mehmet YALÇIN

18/6./ 2012 B.Srm : M.Bülent ÖZÇELİK

- Bu ruhsat alanı üzerinde: Kamu Kurum ve Kuruluşları adına verilmiş veya verilecek hammadde izinleri olabileceği ve bu izinlere istinaden çalışma yapabilecekleri konusunda bilgi edindim.

Ruhsat Safhası:	Başlangıç Tarihi:	Bitiş Tarihi:	Onay:
Genel Arama	...../...../201..	...../...../201..	
Detay Arama 1. Yıl	...../...../201..	...../...../201..	
Detay Arama 2. Yıl	...../...../201..	...../...../201..	
Detay Arama 3. Yıl	...../...../201..	...../...../201..	
Detay Arama 4. Yıl	...../...../201..	...../...../201..	

TASDİK ŞERHİ
(5 Ekim 1961 Tarihli Lahey Sözleşmesi)

APOSTILLE
(Convention de La Haye du 5 Octobre 1961)

1- Ülke TÜRKİYE - LA TURQUIE
İşbu resmi belge
2- Özge ŞAHİN tarafından imzalanmıştır.
3- İmzalayanın sıfatı 2. Derece İmza Yetkilisi'dır
4- Beyoğlu 28.Noterliği
'nin mühür/damgasını taşımaktadır.

TASDİK

5- Şişli Kaymakamlığı 'da
6- 04.07.2012 günü
7- Yazı İşleri Müdürü Nejat AKGÜN tarafından
8- No 1873 ile tasdik edilmiştir.
9- Mühür/Damga 10 - İmza
....